EXHIBIT 99.1

Occidental Petroleum Corporation
2013 Annual Meeting of Stockholders
Stephen I. Chazen
President and Chief Executive Officer

Permian Basin

Solid Returns, Free Cash Flow

Solid Returns, Free Cash Flow
2012
Production (Mboepd)	207
Reserves at 12/31/2012 (Mmboe)	1,241
CapEx ($MM)	1,920
Pretax Earnings ($MM)	2,250
Cash Before Tax ($MM)	1,126

Unconventional Opportunities

Unconventional Opportunities

2012
Production (Mboepd)	192
Reserves at 12/31/2012 (Mmboe)	846
CapEx ($MM)	2,921
Pretax Earnings ($MM)	1,357

Unconventional Opportunities

Middle East/North Africa

Growth, Highly Profitable

2012
Production (Mboepd)	270
Reserves at 12/31/2012 (Mmboe)	929
CapEx ($MM)	2,017
Pretax Earnings ($MM)	4,875
Cash After Tax ($MM)	2,013
Growth, Highly Profitable

Ray & Steve

OXY




NEW MEXICO
TEXAS




NORTH DAKOTA
COLORADO
CALIFORNIA




IRAQ
BAHRAIN
QATAR
UAE
OMAN



OXY

Occidental Petroleum Corporation